As filed with the Securities and Exchange Commission on August 14, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ROYCE MICRO-CAP TRUST, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE MICRO-CAP TRUST, INC.

One Madison Avenue

New York, New York 10010

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS SCHEDULED TO BE HELD

ON OCTOBER 7, 2026

To the Stockholders of ROYCE MICRO-CAP TRUST, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE MICRO-CAP TRUST, INC. (the “Fund”) will be held at the offices of the Fund, One Madison Avenue, New York, New York 10010 on Wednesday, October 7, 2026, at 3:30 p.m. (Eastern Time), for the following purposes:

1.	To elect two Directors to the Fund’s Board of Directors.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on Tuesday, August 5, 2026, as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen

Secretary

August 14, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS SCHEDULED TO BE HELD ON
OCTOBER 7, 2026

THE NOTICE, PROXY STATEMENT
AND PROXY CARD FOR THE FUND
ARE AVAILABLE AT

WWW.PROXYVOTE.COM

PROXY STATEMENT
ROYCE MICRO-CAP TRUST, INC.

One Madison Avenue
New York, New York 10010

ANNUAL MEETING OF STOCKHOLDERS

October 7, 2026

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Micro-Cap Trust, Inc. (the “Fund”), to be held at the offices of the Fund, One Madison Avenue, New York, New York 10010, on Wednesday, October 7, 2026, at 3:30 p.m. (Eastern Time) and at any postponements or adjournments thereof. The approximate initial mailing date of the Notice of Internet Availability of Proxy Materials is August 21, 2026.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares of common stock (“Common Stock”). Some officers and employees of the Fund and/or Royce & Associates, LP, the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce”). Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors’ and Judges’ Oath.

The Board has set the close of business on August 5, 2026, as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

The Board knows of no business other than that stated in Proposal 1 of the Notice of Annual Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed Proxy to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, two members of the Board will be elected. The Board has six Directors. The six Directors are currently divided into three classes, each class having a term of office of three years. The term of office of one class expires each year. Each of Christopher D. Clark and Christopher C. Grisanti currently serves as a Class III Director and has been nominated by the Board to serve as a Class III Director for a three-year term to expire at the Fund’s 2029 Annual Meeting of Stockholders or until such time that his or her successor is duly elected and qualified. The classes of Directors and their respective terms are indicated below.

CLASS III DIRECTORS TO SERVE UNTIL 2029 ANNUAL MEETING OF STOCKHOLDERS

Christopher D. Clark

Christopher C.
Grisanti

CLASS I DIRECTORS SERVING UNTIL 2027 ANNUAL MEETING OF STOCKHOLDERS

Cecile B. Harper

Julia W. Poston

CLASS II DIRECTORS SERVING UNTIL 2028 ANNUAL MEETING OF STOCKHOLDERS

Patricia W. Chadwick
Michael K. Shields

All Director nominees have agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Interested Director

Certain biographical and other information concerning Christopher D. Clark, an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including his current designated class, is set forth below.

Name, Address* and Principal Occupations During Past Five Years	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Christopher D. Clark Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007. President and Member of Board of Directors/Trustees of the Fund, Royce Small-Cap Trust, Inc. (“RVT”), Royce Global Trust, Inc. (“RGT”), The Royce Fund (“TRF”), and Royce Capital Fund (“RCF”) (the Fund, RVT, RGT, TRF, and RCF are collectively referred to as, “The Royce Funds”).	61	Class III Director and President†	2014	2026	15	None

* The address of Mr. Clark is c/o Royce Investment Partners, One Madison Avenue, New York, New York 10010.

† Mr. Clark was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Fund.

Mr. Clark is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the position he holds with Royce. There are no family relationships between any of the Fund’s Directors and officers.

Non-Interested Directors

Certain biographical and other information concerning the existing Directors, including both Director nominees, who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Patricia W. Chadwick Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Amica Mutual Insurance Company (1992 to 2024).	77	Class II Director	2010	2028	15	Voya Funds (2006 - 2022) Wisconsin Energy Corp. (2006 - 2022)
Christopher C. Grisanti Chief Market Strategist (since September 2024), Chief Equity Strategist, and Senior Portfolio Manager (May 2020 to September 2024), MAI Capital Management LLC (investment advisory firm). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).	64	Class III Director	2017	2026	15	None
Cecile B. Harper Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).	63	Class I Director	2020	2027	15	Alarm.com Holdings, Inc.+ (since May 2024)

Name, Address* and Principal Occupations During Past Five Years**	Age	Positions With the Fund	Length of Time Served	Current Term Expires	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships

Julia W. Poston

Director, Member of Nominating/Governance Committee, and Chair of Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Trustee, Miami University Foundation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); and Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014- 2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

	66	Class I Director	2023	2027	15	AuguStar Variable Insurance Products Fund, Inc.++ (since 2022) The James Advantage Funds+++ (since 2022)

Michael K. Shields

Chairman, UNC Charlotte Investment Fund Board (since February 2016); Member, Halftime Carolinas Board (since February 2011); and Chief Investment Officer, National Christian Foundation (since April 2024). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and comanager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

	68	Class II Director	2015	2028	15	None

* The address of each of Mses. Chadwick, Harper, and Poston and Messrs. Grisanti and Shields is c/o Royce Investment Partners, One Madison Avenue, New York, New York 10010.

** Each of Mses. Chadwick, Harper, and Poston and Messrs. Grisanti and Shields is also a director/trustee of all of the other investment companies constituting The Royce Funds and a member of the Audit Committee and the Nominating Committee of the Board.

+ Ms. Harper is also a member of the Nominating and Corporate Governance Committee of Alarm.com Holdings, Inc.

++ Ms. Poston is also a member of the Audit Committee of AuguStar Variable Insurance Products Fund, Inc.

+++ Ms. Poston is also Chair of the Audit Committee of The James Advantage Funds.

The Independent Directors have adopted a retirement policy that calls for the retirement of each Independent Director from the Board on December 31 of the year in which he or she reaches the age of 79, subject to waiver in the discretion of the Board.

Additional information about each Director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes, or skills that each Director possesses, which the Board believes has prepared them to be effective Directors.

●	Christopher D. Clark – In addition to his tenure as an interested Director/Trustee of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick – In addition to her tenure as an independent Director/Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities.

●	Christopher C. Grisanti – In addition to his tenure as lead independent Director/Trustee of The Royce Funds, Mr. Grisanti serves as Chief Market Strategist at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as an independent Director/Trustee of The Royce Funds, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Julia W. Poston – In addition to her tenure as an independent Director/Trustee of The Royce Funds, Ms. Poston serves as Chair of the Board’s Audit Committee, acting as liaison between the Board and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Ms. Poston has over 40 years of business experience, including extensive experience in the financial sector. In addition, Ms. Poston serves on the boards of various operating companies, non-

profit entities, and investment companies that are not affiliated with Royce or the Fund.

●	Michael K. Shields – In addition to his tenure as an independent Director/Trustee of The Royce Funds, Mr. Shields serves as Chairman of the UNC Charlotte Investment Fund Board and has served as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Director’s experience, qualifications, attributes, and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service, or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies, or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both the Board’s and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the Investment Company Act) of the Fund and as such are not affiliated with Royce (“Independent Directors”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, five of the Fund’s six Directors are Independent Directors. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have designated Christopher C. Grisanti as lead Independent Director. As lead Independent Director, Mr. Grisanti generally acts as chair of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to Royce management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report

The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Independent Directors who also are “independent” as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Julia W. Poston, and Michael K. Shields. Ms. Poston serves as Chair of the Audit Committee. Ms. Chadwick and Ms. Poston have been designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission (“SEC”) regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board has adopted an Audit Committee charter for the Fund, a copy of which was included as an exhibit to the Proxy Statement for the Fund’s 2025 Annual Meeting of Stockholders. A copy of the Audit Committee charter for the Fund may be obtained by calling 1-800-221-4268.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PWC”), the Fund’s independent auditors for the fiscal year ended December 31, 2025, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with PWC. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining their independence.

At its meeting held on March 3, 2026, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2025, and for the fiscal year then ended with Fund management and PWC. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2025 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or PWC. The Audit Committee received no such notifications. At those meetings, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2025 Annual Report to Stockholders.

Nominating Committee

The Board has a Nominating Committee (the “Nominating Committee”) composed of the five Independent Directors, namely Ms. Chadwick, Ms. Harper, and Ms. Poston, and Messrs. Grisanti and Shields. The Board has adopted a Nominating Committee charter for the Fund, a copy of which was included as an exhibit to the Proxy Statement for the Fund’s 2025 Annual Meeting of Stockholders. A copy of the Nominating Committee charter for the Fund may be obtained by calling 1-800-221-4268.

The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience, and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the

Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience, and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Micro-Cap Trust, Inc., One Madison Avenue, New York, New York 10010.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Distribution Committee

The Board has a Distribution Committee (the “Distribution Committee”), comprised of Christopher D. Clark. As noted above, Mr. Clark is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. The Distribution Committee is responsible for, among other things, approving the Fund’s payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the lead Independent Director and the Chair of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the five Independent Directors) meets during its scheduled meetings, and between meetings the Chair of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings

During the year ended December 31, 2025, the Board held five meetings, the Audit Committee held three meetings, and the Nominating Committee did not hold any meetings. The Distribution Committee took action in respect of the Fund five times by written consent during such period. Each Director in office during the year ended December 31, 2025, attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee and the Nominating Committee held during that year.

Compensation of Directors

For the period January 1, 2025, to December 31, 2025, each of the Independent Directors was paid at an annual rate of $10,000 for serving on the Board, plus $450 for each Board meeting attended. In addition, Christopher D. Grisanti received an additional $1,475 from the Fund for serving as lead Independent Director and Julia W. Poston received an additional $984 from the Fund for serving as Chair of the Audit Committee for the year ended December 31, 2025. No Director received remuneration for services as a Director for the year ended December 31, 2025, in addition to or in lieu of this standard arrangement. Each Independent Director will continue to receive an annual rate of $10,000 for serving on the Board, plus $450 for each Board meeting attended for the year ending December 31, 2026. Christopher D. Grisanti will continue to receive an additional $1,475 from the Fund for serving as lead Independent Director and Julia W. Poston will receive an additional $984 from the Fund for serving as Chair of the Audit Committee for the year ending December 31, 2026.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds and the Fund Complex to each Independent Director of the Fund for the year ended December 31, 2025.

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From The Royce Funds Paid to Directors	Total Compensation From The Fund and Fund Complex Paid to Directors*
Patricia W. Chadwick, Director	$12,250	None	None	$223,500	$223,500
Christopher C. Grisanti, Director	$13,725	None	None	$250,500	$250,500
Cecile B. Harper, Director	$12,250	None	None	$223,500	$223,500
G. Peter O’Brien,** Director	$12,250	None	None	$223,500	$724,250
Julia W. Poston, Director	$13,234	None	None	$241,500	$241,500
Michael K. Shields, Director	$12,250	None	None	$223,500	$223,500
* Represents aggregate compensation paid to each Trustee during the calendar year ended December 31, 2025, from the Fund Complex. As of the date of this Proxy Statement, the Fund Complex includes the 15 portfolios of The Royce Funds and the 48 portfolios of the Legg Mason Funds. In addition to serving as a Director/Trustee of The Royce Funds during the calendar year ended December 31, 2025, G. Peter O’Brien served as a Director/Trustee of the Legg Mason Funds during such period.
** Mr. O’Brien retired as Director/Trustee of The Royce Funds effective as of the close of business December 31, 2025.

Officers of the Fund

Officers of the Fund are elected each year by the Board. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Fund Since
Christopher D. Clark, Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	61	President	2014
Francis D. Gannon, Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.	58	Vice President	2014
Peter K. Hoglund, Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm.	60	Treasurer	2015
Daniel A. O’Byrne, Principal and Vice President of Royce, having been employed by Royce since October 1986.	64	Vice President	1994
John E. Denneen, General Counsel, Managing Director, Chief Legal and Compliance Officer, Secretary, and, since 2015, Member of the Board of Managers of Royce; Secretary and Chief Legal Officer of The Royce Funds.	59	Secretary and Chief Legal Officer	1996 to 2001 and since 2002
John P. Schwartz, Chief Compliance Officer of The Royce Funds (since May 2022); and Associate General Counsel and Compliance Officer of Royce (since March 2013).	55	Chief Compliance Officer	2022

* The address of each officer of the Fund is c/o Royce Investment Partners, One Madison Avenue, New York, New York 10010.

** Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications

Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to One Madison Avenue, New York, New York 10010). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. One Director attended the Fund’s 2025 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

As of the Record Date, there were 54,191,506 shares of Common Stock outstanding.

The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the Record Date:

Name and Address of Owner	Amount and Nature of Ownership	Percent
Cede & Co. Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	53,905,297 – Record*	99.47%

* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

To the knowledge of the Fund, no person owned beneficially more than 5% of its outstanding shares of Common Stock as of the Record Date, except as listed below:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported	Percentage of Beneficial Ownership	Date of Reporting of Such Beneficial Ownership
Saba Capital Management, L.P. Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue 58th Floor New York, NY 10174	3,786,726 shares*	7.08%*	August 5, 2026
Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	3,092,401 shares**	6.0%**	May 7, 2025

* The number of shares of common stock of the Fund beneficially owned is provided as of August 4, 2026 as set forth in the report on Schedule 13D/A filed by Saba Capital Management, L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC with the Securities and Exchange Commission on August 5, 2026. The percentage of the Fund’s shares of common stock beneficially owned set forth herein is calculated based upon 53,478,521 shares of common stock outstanding as of December 31, 2025, as disclosed in the Fund’s Form N-CSR filed with the Securities and Exchange Commission on February 27, 2026.

** Information is provided as of March 31, 2025, as set forth in the report on Schedule 13G filed by Morgan Stanley and Morgan Stanley Smith Barney LLC with the Securities and Exchange Commission on May 7, 2025.

Information relating to each Director’s ownership of shares of Common Stock as of the Record Date and of shares of The Royce Funds overseen by each Director is set forth below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all Royce Funds overseen by each Director in the Royce Family of Funds

Interested Director:
Christopher D. Clark	Over $100,000	Over $100,000

Non-Interested Directors:
Patricia W. Chadwick	None	Over $100,000
Christopher C. Grisanti	$50,001-$100,000	Over $100,000
Cecile B. Harper	Over $100,000	Over $100,000
Julia W. Poston	None	Over $100,000
Michael K. Shields	$10,001-$50,000	Over $100,000

Information regarding ownership of shares of Common Stock by the Fund’s Directors and officers as of the Record Date is set forth below:

Name and Address* of Owner	Amount of Beneficial Ownership of Shares of Common Stock

Interested Director:
Christopher D. Clark	74,349

Non-Interested Directors:
Patricia W. Chadwick	None
Christopher C. Grisanti	5,000
Cecile B. Harper	9,000
Julia W. Poston	None
Michael K. Shields	1,500

Interested Officers**
Francis D. Gannon	5,950
Peter K. Hoglund	None
Daniel A. O’Byrne	16,624
John E. Denneen	12,232
John P. Schwartz	None

* The address of each Director and each officer is c/o Royce Investment Partners, One Madison Avenue, New York, New York 10010.

** Does not include shares of Common Stock beneficially owned by Mr. Clark, if any, which information is set forth immediately above under “Interested Director.”

As of the Record Date, all Directors and officers of the Fund, as a group (11 persons), beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of Common Stock.

As of the Record Date, no Independent Director or any of his or her immediate family members directly or indirectly owned any securities issued by Franklin Resources, Inc. (“Franklin”), Royce’s indirect corporate parent, or any of its affiliates (other than registered investment companies).

Vote Required

A quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy, and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote “FOR” all of the Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The aggregate fees paid to PWC in connection with the annual audit of the Fund’s financial statements and for services normally provided by PWC in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2025, and December 31, 2024, were $43,490 and $42,223, respectively.

Audit Related Fees

No fees were paid to PWC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2025, and December 31, 2024.

Tax Fees

The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by PWC to the Fund for the fiscal years ended December 31, 2025, and December 31, 2024, were $11,854 and $11,509, respectively.

All Other Fees

There were no other fees billed for non-audit services rendered by PWC to the Fund for the fiscal years ended December 31, 2025, and December 31, 2024. The aggregate non-audit fees billed by PWC for services rendered to Royce and any entity controlling, controlled by, or under common control with Royce that provides ongoing services to the Fund for the fiscal years ended December 31, 2025, and December 31, 2024, were $11,854 and $11,509, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PWC.

PWC did not provide any other professional services to the Fund or Royce for the year ended December 31, 2025, except for those other professional services performed by PWC in its capacity as the independent registered public accounting firm for Royce; those certain investment companies for which Royce acts as investment adviser; Franklin, an indirect corporate parent of Royce; certain Franklin affiliates; and certain investment companies for which Franklin affiliates act as investment adviser. No representatives of PWC are expected to be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the September or October meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or Royce and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the September meeting of the Audit Committee will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Adjournment or Postponement of Meeting; Other Matters

If sufficient votes to approve Proposal 1 in the Notice of Annual Meeting of Stockholders are not received, the chairman of the Meeting may, without notice other than by announcement at the Meeting, adjourn the Meeting to a later date and time and place as permitted by the Fund’s Bylaws until sufficient votes to approve Proposal 1 in the Notice of Annual Meeting of Stockholders shall be received. In the event a quorum is not present at the Meeting, any such adjournment date may not be more than 120 days after the Record Date (i.e., December 3, 2026).

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Maryland Control Share Acquisition Act and Related Litigation

The Fund previously opted into the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that a holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., the Fund) acquired in a “control share acquisition” (as defined in the MCSAA) would not be entitled to vote its control shares except to the extent approved by the stockholders of the corporation at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter. Shares held by the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” (as defined in the MCSAA) would not be entitled to vote on the matter.

Generally, “control shares” under the MCSAA are shares that, when aggregated with shares that are already owned by an acquiring person, would entitle the acquiring person to exercise voting power within the following range of voting power: one-tenth or more, one-third or more, or a majority of the total voting power of shares entitled to vote in the election of directors (other than voting power granted through a revocable proxy, which is not included in the calculation). The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares. Shares of the Fund’s common stock acquired prior to January 25, 2021 would not be “control shares” under the MCSAA. Those shares, however, would be included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors would not be affected by restrictions on voting rights under the MCSAA.

On June 29, 2023, an action was filed against RGT and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.), but not the Fund, which sought rescission of the defendants’ election to opt into the provisions of the MCSAA under Section 47(b) of the Investment Company Act. On January 4, 2024, the U.S. District Court for the Southern District of New York (the “District Court”) issued an opinion and order that, among other things, declared that the control share resolutions (i.e., including the provisions discussed above) at issue violate a provision of the Investment Company Act and ordered that those resolutions “be rescinded forthwith.” Following an appeal by RGT and the other remaining defendants, the District Court’s judgment was affirmed in full by the United States Court of Appeals for the Second Circuit (the “Second Circuit”) on June 26, 2024.

On or about September 24, 2024, RGT and certain defendants filed a petition with the U.S. Supreme Court for a writ of certiorari to review the June 26, 2024, judgment of the Second Circuit. On June 30, 2025, the Supreme Court granted certiorari, agreeing to resolve a circuit split over whether private parties have an implied right of action under Section 47(b) of the Investment Company Act to enforce its provisions. On June 11, 2026, the U.S. Supreme Court reversed the judgment of the Second Circuit by holding that Section 47(b) of the Investment Company Act does not impliedly empower private parties to sue for rescission of contracts that allegedly violate the Investment Company Act and remanded the case back to the Second Circuit, which in turn on July 16, 2026 remanded the case to the District Court for further proceedings consistent with the Supreme Court’s decision.

Address of Investment Adviser

Royce’s principal office is located at One Madison Avenue, New York, New York 10010.

Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2025, was previously made available to its stockholders and the Semiannual Report to Stockholders for the six-month period ended June 30, 2026, will be made available to its stockholders in late August 2026. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August 2026, upon request, without charge, by writing to the Fund at One Madison Avenue, New York, New York 10010 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.royceinvest.com.

Stockholder Proposals

Stockholders’ proposals intended to be presented at the Fund’s 2027 Annual Meeting of Stockholders must be received by the Fund by April 23, 2027, for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event that a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2027 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 23, 2027, and May 23, 2027. Written proposals should be sent to the Secretary of the Fund, One Madison Avenue, New York, New York 10010.

Proxy Delivery

If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future.

For such requests, please call 1-800-221-4268, or write the Fund at One Madison Avenue, New York, New York 10010.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen

Secretary

Dated: August 14, 2026

ROYCE & ASSOCIATES, LP
ONE MADISON AVENUE

NEW YORK, NY 10010

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02829-P56601	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of the Fund recommends a vote FOR the proposal.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1.	TO ELECT THE DIRECTOR NOMINEES OF ROYCE MICRO-CAP TRUST, INC.	☐	☐	☐

01) Christopher D. Clark
02) Christopher C. Grisanti

2.	THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

T02830-P56601

PROXY CARD

PROXY	ROYCE MICRO-CAP TRUST, INC.	PROXY
One Madison Avenue
New York, New York 10010

This Proxy is Solicited on Behalf of the Board of Directors of Royce Micro-Cap Trust, Inc.

The undersigned hereby appoints John E. Denneen and John P. Schwartz or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Royce Micro-Cap Trust, Inc. held of record by the undersigned on August 5, 2026 at the Annual Meeting of Stockholders of Royce Micro-Cap Trust, Inc. to be held on October 7, 2026, at 3:30 PM (Eastern Time), at Royce & Associates, LP, One Madison Avenue, New York, NY, 10010, and at any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.